Exhibit 10.1

Exchange Agreement

June [    ], 2022

American Eagle Outfitters, Inc.

3.75% Convertible Senior Notes due 2025

The undersigned investor (the “Investor”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Investor holds contractual and investment authority (each, including the Investor if it is a party exchanging Notes (as defined below), an “Exchanging Investor”), hereby agrees to exchange, with American Eagle Outfitters, Inc., a Delaware corporation (the “Company”), certain 3.75% Convertible Senior Notes due 2025, CUSIP ___________ (the “Notes”) for the Exchange Consideration (as defined below) pursuant to this exchange agreement (the “Agreement”). The Investor understands that the exchange (the “Exchange”) is being made without registration of the offer or sale of the Shares (as defined below) under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction pursuant to a private placement exemption from registration under Section 4(a)(2) of the Securities Act and that each Exchanging Investor participating in the Exchange is required to be an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is also a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act. Capitalized terms used but not defined in this Agreement have the respective meanings set forth in the indenture with respect to the Notes, dated as of April 27, 2020, between the Company and U.S. Bank National Association, as Trustee (the “Indenture”).

On the basis of the representations, warranties and agreements contained in this Agreement, and subject to the terms and conditions hereof, the Investor hereby agrees to exchange, and to cause the other Exchanging Investors to exchange, an aggregate principal amount of the Notes set forth on Exhibit A hereto (the “Exchanged Notes”) for the consideration set forth on Exhibit A hereto for each such Exchanged Note.

The amount of cash to be delivered for each such Exchanged Note as set forth on Exhibit A hereto is referred to as the “Cash Consideration”, and the number of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) to be delivered for each such Exchanged Note as set forth on to Exhibit A hereto is referred to as the “Shares” and, together with the Cash Consideration, is referred to as the “Exchange Consideration”. The Company and the Investor agree that no Exchanging Investor shall deliver a Notice of Conversion with respect to any Exchanged Notes and the Investor shall, and shall cause each Exchanging Investor to, hold the Exchanged Notes until the Closing (as defined below). In consideration for the performance of its obligations hereunder (including as described in the immediately preceding sentence), and subject to the terms and conditions set forth herein, the Company hereby agrees to deliver the Exchange Consideration on the Closing Date to each Exchanging Investor in exchange for its Exchanged Notes in accordance with the terms of this Agreement.

The Exchange shall occur in accordance with the procedures set forth in Exhibit B hereto (the “Exchange Procedures”); provided that each of the Company and the Investor (on its own behalf, and on behalf of each other Exchanging Investor) acknowledges that the delivery of the Shares to any Exchanging Investor may be delayed due to procedures and mechanics within the systems of the Trustee, Computershare Trust Company, N.A., The Depository Trust Company (“DTC”) or the New York Stock Exchange (the “NYSE”) (including the procedures and mechanics regarding the listing of the Shares on the NYSE) or other events beyond the Company’s control and that such a delay will not be a breach of this Agreement so long as (i) the Company is using its reasonable best efforts to effect such delivery or (ii) such delay arises due to a failure by Investor to deliver settlement instructions; provided, further, that no delivery of Shares will be made until the Exchanged Notes have been received for exchange in accordance with the Exchange Procedures and no accrued interest will be payable by reason of any delay in making such delivery.

The closing of the Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m., New York City time, on June 8, 2022 (the “Closing Date”), or at such other time and place as the Company and the Investor may mutually agree. On the Closing Date, subject to satisfaction of the conditions precedent specified herein and the prior receipt by the Trustee from the Investor of the Exchanged Notes, the Company shall deliver the Shares to the DTC account and the Cash Consideration by wire transfer to the account, in each case specified by the Investor for each relevant Exchanging Investor in Exhibit B. All questions as to the form of all documents and the validity and acceptance of the Exchanged Notes and the Exchange Consideration will be determined by the Company, in its sole discretion, which determination shall be final and binding and the Company may request such additional instruments or other documents of conveyance or transfer from the Investor prior to the acceptance of any Exchanged Notes for the Exchange. The Investor hereby, for itself and on behalf of its Accounts, irrevocably (a) waives any and all other rights with respect to such Exchanged Notes and (b) releases and discharges the Company and its Affiliates and representatives from any and all claims, actions, causes or rights, whether known or unknown, contingent or matured, that the undersigned and its Accounts may now have, or may have in the future, arising out of, or related to, such Exchanged Notes.

1. Representations and Warranties and Covenants of the Company. As of the date hereof and the Closing Date, the Company represents and warrants to, and covenants with, the Exchanging Investors that:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted, except as would not reasonably be expected to have a material adverse effect on the results of operations or financial condition of the Company or its subsidiaries, taken as a whole (a “Company Material Adverse Effect”). The Company is duly qualified to do business (where such concept exists) and is in good standing in every jurisdiction (where such concept exists) in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Company Material Adverse Effect. The Company has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required on the part of the Company or any of its subsidiaries in connection with the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Exchange, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty to the Investor or as would not, individually or in the aggregate, materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under, assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Investor herein, (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets or subsidiaries are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company and its subsidiaries, except in the case of clauses (ii) or (iii), where such violations, conflicts, breaches or defaults would not reasonably be expected to have a Company Material Adverse Effect, and would not, individually or in the aggregate, materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

(c) When delivered to the applicable Exchanging Investor pursuant to the Exchange in accordance with the terms of this Agreement, the Shares, assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Investor herein, will be validly issued, fully paid and non-assessable and free and clear of any Liens (as defined in Section 2(c) below). Assuming the accuracy of the Investor’s and each Exchanging Investor’s representations and warranties and compliance with the covenants of the Investor herein, the Shares (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and (b) will be issued in compliance with all applicable state and federal laws and, at the Closing, be free of any restrictive legend and any restrictions on resale by such Exchanging Investor subject to the conditions set forth in and pursuant to Rule 144 promulgated under the Securities Act.

(d) At the Closing, the Shares shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(e) At or prior to 9:00 a.m., New York City time, on the first business day after the date hereof, the Company shall file with the Commission a current report on Form 8-K announcing the Exchange, which current report the Company acknowledges and agrees will disclose all confidential information (as described in the Wall Cross Email) to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Exchange or was otherwise communicated by the Company to the Investor in connection with the Exchange.

(f) There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company that would reasonably be expected to materially impede the consummation of the Exchange.

2. Representations and Warranties and Covenants of the Investor. As of the date hereof and the Closing Date (except as otherwise set forth below), the Investor hereby, for itself and on behalf of the Exchanging Investors, represents and warrants to the Company that:

(a) The Investor and each Exchanging Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.

(b) The Investor has all requisite corporate (or other applicable entity) power and authority to execute and deliver this Agreement for itself and on behalf of the Exchanging Investors and to carry out and perform its obligations under the terms hereof and the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor and each Exchanging Investor, enforceable in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. If the Investor is executing this Agreement on behalf of an Account,

(i) the Investor has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (ii) Exhibit A attached to this Agreement contains a true, correct and complete list of (A) the name of each Account and (B) the principal amount of each Account’s Exchanged Notes, as applicable.

(c) As of the date hereof and as of immediately prior to the Closing, each of the Exchanging Investors is and will be the sole legal and beneficial owner of the Exchanged Notes set forth on Exhibit A attached to this Agreement and each Exchanging Holder did not, to the best of its knowledge, acquire the Exchanged Notes from an Affiliate (as defined below) of the Company. The Exchange Investors has good, valid and marketable title to its Exchanged Notes, free and clear of all liens, mortgages, pledges, security interests, restrictions, charges, encumbrances or adverse claims, rights or proxies of any kind (“Liens”), including (i) arising by operation of applicable law, (ii) arising by operation of any organizational documents of the Company, the Investor, each Exchanging Investor or the Notes, (iii) that is not terminated on or prior to the Closing, or (iv) created by or imposed by or on the Company. When the Exchanged Notes are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all Liens. None of the Exchanging Investors has, nor prior to the Closing, will have, in whole or in part, other than pledges or security interests that an Exchanging Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, (x) assigned, transferred, hypothecated, pledged, exchanged, submitted for conversion pursuant to the Indenture or otherwise disposed of any of its Exchanged Notes (other than to the Company pursuant hereto), or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes.

(d) The execution, delivery and performance of this Agreement by the Investor and compliance by each Exchanging Investor with all provisions hereof and the consummation of the transactions contemplated hereby, will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except as may be required under the securities or “blue sky” laws of the various states), (ii) constitute a breach or violation of any of the terms or provisions of, or result in a default under, (x) the organizational documents of any of the Investor or any Exchanging Investor or (y) any material indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Investor or any of the Exchanging Investors is a party or by which such Investor or Exchanging Investor is bound, or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, decision, order or decree of any court or any governmental body or agency having jurisdiction over the Investor or any of the Exchanging Investors.

(e) The Investor and each Exchanging Investor will comply with all applicable laws and regulations in effect necessary for each Exchanging Investor to consummate the transactions contemplated hereby, including the Exchange, and obtain any consent, approval or permission required for the transactions contemplated hereby, including the Exchange, and the laws and regulations of any jurisdiction to which the Investor and each such Exchanging Investor is subject, and the Company shall have no responsibility therefor.

(f) The Investor acknowledges that no person has been authorized to give any information or to make any representation or warranty concerning the Company or any of its Affiliates or the Exchange other than the information set forth herein in connection with the Investor’s and each Exchanging Investor’s examination of the Company and the terms of the Exchange and the Shares, and the Company does not take, and J. Wood Capital Advisors LLC (“Placement Agent”) does not take, any responsibility for, and neither the Company, its Affiliates nor the Placement Agent can provide any assurance as to the reliability of, any other information that others may provide to the Investor or any Exchanging Investor.

(g) The Investor and each Exchanging Investor has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks with respect to the Exchange and an investment in the Shares. With the assistance of each Exchanging Investor’s own professional advisors, to the extent that the Exchanging Investor has deemed appropriate, such Exchanging Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares and the consequences of the Exchange and this Agreement and the Exchanging Investor has made its own independent decision that the investment in the Shares is suitable and appropriate for the Exchanging Investor. Each Exchanging Investor has considered the suitability of the Shares as an investment in light of such Exchanging Investor’s circumstances and financial condition and is able to bear the risks associated with an investment in the Shares.

(h) The Investor confirms that it and each Exchanging Investor is not relying on any communication (written or oral) of the Company, the Placement Agent or any of their respective Affiliates or representatives as investment advice or as a recommendation to acquire the Shares or the Cash Consideration in the Exchange. It is understood that information provided by the Company, the Placement Agent or any of their respective Affiliates and representatives shall not be considered investment advice or a recommendation to participate in the Exchange, and that none of the Company, the Placement Agent or any of their respective Affiliates or representatives is acting or has acted as an advisor to the Investor or any Exchanging Investor in deciding to participate in the Exchange.

(i) The Investor confirms that the Company has not (i) given any guarantee, representation or warranty as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares or (ii) made any representation or warranty to the Investor or any Exchanging Investor regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to participate in the Exchange, the Investor is not relying on the advice or recommendations of the Company and the Investor has made its own independent decision that the investment in the Shares is suitable and appropriate for the Investor.

(j) The Investor and each Exchanging Investor is familiar with the business and financial condition and operations of the Company and the Investor and each Exchanging Investor has had the opportunity to conduct its own investigation of the Company and the Shares. The Investor and each Exchanging Investor has had access to the filings of the Company with the Securities and Exchange Commission and such other information concerning the Company and the Shares as it deems necessary to enable it to make an informed investment decision concerning the Exchange. The Investor and each Exchanging Investor has been offered the opportunity to ask such questions of the Company and its representatives and received answers thereto, as it deems necessary to enable it to make an informed investment decision concerning the Exchange.

(k) Each Exchanging Investor is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and it and any account (including for purposes of this Section 2(k), the Accounts) for which it is acting (for which it has sole investment discretion) is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to ensure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

(l) The Investor and each Exchanging Investor is not, and has not been during the consecutive three month period preceding the date hereof and as of the Closing, will not be, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company.

(m) Neither the Investor nor any Exchanging Investor is directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company.

(n) Each Exchanging Investor is acquiring the Shares solely for its own beneficial account (or for any account (including for purposes of this Section 2(n), the Accounts) for which it has sole investment discretion), for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The Investor and each Exchanging Investor understands that the offer and sale of the Shares have not been registered under the Securities Act or any state securities laws and the Shares are being issued without registration under the Securities Act by reason of specific exemption(s) under the provisions thereof which depend in part upon the investment intent of the Exchanging Investors and the accuracy of the other representations and warranties made by the Investor in this Agreement. The Investor and the Exchanging Investors understand that the Company is relying upon the representations, warranties and agreements contained in this Agreement (and any supplemental information provided to the Company by the Investor or the Exchanging Investors) for the purpose of determining whether this transaction meets the requirements for such exemption(s) and to issue the Shares without legends as set forth herein.

(o) The Investor acknowledges that the terms of the Exchange have been mutually negotiated between the Investor and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the Exchange.

(p) The Investor acknowledges that it and each Exchanging Investor had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company nor the Placement Agent has placed any pressure on the Investor or any Exchanging Investor to respond to the opportunity to participate in the Exchange. The Investor acknowledges that neither it nor any Exchanging Investor become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act or otherwise through a “public offering” under Section 4(a)(2) of the Securities Act.

(q) The Investor acknowledges that it and each Exchanging Investor understands that the Company intends to pay the Placement Agent a fee in respect of the Exchange.

(r) The Investor will, upon request, execute and deliver, for itself and on behalf of any Exchanging Investor, any additional documents deemed by the Company and the Trustee or the transfer agent to be reasonably necessary to complete the transactions contemplated by this Agreement.

(s) No later than one (1) business day after the date hereof, the Investor agrees to deliver to the Company settlement instructions substantially in the form of Exhibit B attached to this Agreement for each of the Exchanging Investors.

(t) The Investor acknowledges that the Company may issue appropriate stop-transfer instructions to its transfer agent and may make appropriate notations to the same effect in its books and records to ensure compliance with the provisions of this Section 2.

(u) The Investor understands that the Company, the Placement Agent and others will rely upon the truth and accuracy of the foregoing representations, warranties and covenants and agrees that if any of the representations and warranties deemed to have been made by it or the Exchanging Investors by their participation in the transactions contemplated by this Agreement and acquisition of the Shares are no longer accurate, the Investor shall promptly notify the Company and the Placement Agent. The Investor understands that, unless the Investor notifies the Company in writing to the contrary before the Closing, each of the Investor’s and Exchanging Investors’ representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing. If the Investor is exchanging any Exchanged Notes and acquiring the Shares as a fiduciary or agent for one or more accounts (including for purposes of this Section 2(u), the Accounts), it represents that (i) it has sole investment discretion with respect to each such account, (ii) it has full power to make the foregoing representations, warranties and covenants on behalf of such account and (iii) it has contractual authority with respect to each such account.

(v) The Investor acknowledges and agrees that no Placement Agent has acted as a financial advisor or fiduciary to the Investor or any Exchanging Investor and that the Placement Agent and their respective directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s SEC filings and make no representation or warranty to the Investor or any Exchanging Investor, express or implied, with respect to the Company, the Exchanged Notes or the Shares or the accuracy, completeness or adequacy of the information provided to the Investor or any Exchanging Investor or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Investor or any Exchanging Investor.

(w) The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required to be deducted or withheld under applicable law, and shall be timely provided with an Internal Revenue Service (“IRS”) Form W-9 or the appropriate series of IRS Form W-8, as applicable, in order to establish whether any Exchanging Investor is entitled to an exemption from (or reduction in the rate of) withholding. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Exchanging Investor to whom such amounts otherwise would have been paid.

(x) The Investor and each Exchanging Investor acknowledges and understands that at the time of the Closing, the Company may be in possession of material non-public information not known to the Investor or any Exchanging Investor that may impact the value of the Notes, including the Exchanged Notes, and the Shares (“Information”) that the Company has not disclosed to the Investor or any Exchanging Investor. The Investor and each Exchanging Investor acknowledges that they have not relied upon the non-disclosure of any such Information for purposes of making their decision to participate in the Exchange. The Investor and each Exchanging Investor understands, based on its experience, the disadvantage to which the Investor and each Exchanging Investor is subject due to the disparity of information between the Company, on the one hand, and the Investor and each Exchanging Investor, on the other hand. Notwithstanding this, the Investor and each Exchanging Investor has deemed it appropriate to participate in the Exchange. The Investor agrees that the Company and its directors, officers, employees, agents, stockholders and affiliates shall have no liability to the Investor or any Exchanging Investor or their respective beneficiaries whatsoever due to or in connection with the Company’s use or non-disclosure of the Information or otherwise as a result of the Exchange, and the Investor hereby irrevocably waives any claim that it or any Exchanging Investor might have based on the failure of the Company to disclose the Information.

(y) The Investor and each Exchanging Investor understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the Shares or made any finding or determination concerning the fairness or advisability of this investment.

(z) The operations of the Investor and each Exchanging Investor have been conducted in material compliance with the applicable rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the applicable rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the applicable Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act. The Investor has performed due diligence necessary to reasonably determine that the Exchanging Investors are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), are not otherwise the subject of Sanctions and have not been found to be in violation or under suspicion of violating OFAC, FCPA or AML rules and regulations.

(aa) The Investor acknowledges and agrees that it and each Exchanging Holder has not disclosed, and will not disclose, to any third party any information regarding the Company or the Exchange, and that it has not transacted, and will not transact, in any securities of the Company, including, but not limited to, any hedging transactions, from the time the Holder was first contacted by the Company or the Placement Agent with respect to the Transactions until after the confidential information (as described in the confirmatory email received by the Holder from the Placement Agent (the “Wall Cross Email”)) is made public.

3. Conditions to Obligations of the Investor and the Company. The obligations of the Investor and of the Company under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (a) the representations and warranties of the Company contained in Section 1 hereof and of the Investor contained in Section 2 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing, (b) the Investor and each other Exchanging Investor shall have complied in all material respects with its obligations hereunder and (c) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement.

4. Waiver, Amendment. Neither this Agreement nor any provisions hereof or thereof shall be modified, changed or discharged, except by an instrument in writing, signed by the Company and the Investor.

5. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Investor without the prior written consent of the other; provided; however, that the Company may assign any of its benefits or obligations hereunder to any of its wholly owned subsidiaries (it being understood that the Company shall remain primarily liable for the performance of any such assigned obligations except to the extent fully performed by such wholly owned subsidiary).

6. Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law.

8. Submission to Jurisdiction. Each of the Company and the Investor: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Investor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

9. Venue. Each of the Company and the Investor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 8. Each of the Company and the Investor irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

10. Service of Process. Each of the Company and the Investor irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Agreement will affect the right of the Company or the Investor to serve process in any other manner permitted by law.

11. Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent by prepaid overnight courier (providing written proof of delivery) or sent by confirmed facsimile transmission or electronic mail and will be deemed given on the date so delivered (or, if such day is not a business day, on the first subsequent business day) to the following addresses, or in the case of the Investor, the address provided on Exhibit B attached to this Agreement (or such other address as the Company or the Investor shall have specified by notice in writing to the other):

If to the Company:

12. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the Company and the Investor and their respective heirs, legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the Company and the Investor with respect to the subject matters hereof. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

13. Notification of Changes. After the date of this Agreement, each of the Company and the Investor hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing of the Exchange pursuant to this Agreement that would cause any representation, warranty or covenant of the Company or the Investor, as the case may be, contained in this Agreement to be false or incorrect.

14. Reliance by Placement Agent. Placement Agent may rely on each representation and warranty of the Company and the Investor made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to such Placement Agent. Placement Agent shall be a third-party beneficiary of this Agreement to the extent provided in this Section 14.

15. Severability. If any term or provision of this Agreement (in whole or in part) is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

16. Survival. The representations and warranties of the Company and the Investor contained in this Agreement or made by or on behalf of the Exchanging Investors pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby.

17. Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned (a) by mutual agreement of the Company and the Investor in writing or (b) by either the Company or the Investor if the conditions to such party’s obligations set forth herein have not been satisfied (unless waived by the party entitled to the benefit thereof), and the Closing has not occurred on or before July 1, 2022 without liability of either the Company or the Investor or the Exchanging Investors, as the case may be; provided that neither the Company nor the Investor shall be released from liability hereunder if the Agreement is terminated and the transactions abandoned by reason of the failure of the Company or the Investor or the Exchanging Investors, as the case may be to have performed its obligations hereunder. Except as provided above, if this Agreement is terminated and the transactions contemplated hereby are not concluded as described above, the Agreement will become void and of no further force and effect.

18. Taxation. The Investor acknowledges that, if an Exchanging Investor is a United States person for U.S. federal income tax purposes, either (i) the Company must be timely provided with a correct taxpayer identification number (“TIN,” which is generally a person’s social security or federal employer identification number) and certain other information on a properly completed and executed Form W-9 (or any successor form) stating that the Exchanging Investor is not subject to backup withholding and that the Exchanging Investor is a United States person, or (ii) another basis for exemption from backup withholding must be established. The Investor further acknowledges that, if an Exchanging Investor is not a United States person for U.S. federal income tax purposes, the Company must be timely provided with a properly completed and executed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY (and all required attachments) or other applicable IRS Form W-8 (or any successor form), attesting to that non-U.S. Exchanging Investor’s foreign status and certain other information, including information establishing an exemption from withholding under Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended. The Investor further acknowledges that any Exchanging Investor may be subject to 30% U.S. federal withholding or 24% U.S. federal backup withholding on certain payments made to such Exchanging Investor unless such Exchanging Investor properly establishes an exemption from, or a reduced rate of, such withholding or backup withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as are required to be deducted or withheld under applicable law. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Exchanging Investor to whom such amounts otherwise would have been paid.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

AMERICAN EAGLE OUTFITTERS, INC.

By
Name:
Title:

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Investor by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:

Investor: [_____________], in its capacity as described in the first paragraph hereof

By
Name:
Title:

EXHIBIT A

Exchanging Investor Information

Exchanging Investor	Aggregate Principal Amount of Exchanged Notes	Cash Consideration	Shares

EXHIBIT B

Exchanging Investor:

_______________________________________________________________

_______________________________________________________________

Investor Address:

_______________________________________________________________

_______________________________________________________________

Telephone: ______________________________________________________

Country of Residence:

_______________________________________________________________

Taxpayer Identification Number:

_______________________________________________________________

Account for Shares:

DTC Participant Number: __________________________________________

DTC Participant Name: ____________________________________________

DTC Participant Phone Number: _____________________________________

DTC Participant Contact Email: _____________________________________

FFC Account #:__________________________________________________

Account # at Bank/Broker:_________________________________________

Account for Notes:

DTC Participant Number: __________________________________________

DTC Participant Name: ____________________________________________

DTC Participant Phone Number: _____________________________________

DTC Participant Contact Email: _____________________________________

FFC Account #: __________________________________________________

Account # at Bank/Broker: _________________________________________

Wire instructions for Cash Consideration:

Bank Name: _____________________________________________________

Bank Address: ____________________________________________________

ABA Routing #: __________________________________________________

Account Name: ___________________________________________________

Account Number: __________________________________________________

FFC Account Name:________________________________________________

FFC Account #:____________________________________________________

Contact Person: ____________________________________________________

Exchanging Investor Address:

_________________________________________________________________

______________________________________________________

_______________________________________________________

Telephone:______________________________________________

Country of Residence:

_______________________________________________________

Taxpayer Identification Number:

________________________________________________________

Exchange Procedures

NOTICE TO INVESTOR

These are the Investor Exchange Procedures for the settlement of the exchange of 3.75% Convertible Senior Notes due 2025, CUSIP __________ (the “Exchanged Notes”) of American Eagle Outfitters, Inc., a Delaware corporation (the “Company”), for the Cash Consideration and the Shares (as defined in and pursuant to the Agreement between you and the Company), which is expected to occur on or about [•], 2022. To ensure timely settlement for the Shares, please follow the instructions as set forth on the following page.

These instructions supersede any prior instructions you received. Your failure to comply with these instructions may delay your receipt of the Shares.

If you have any questions, please contact Ranga Kanthadai of J. Wood Capital Advisors LLC at 862-703-8126.

To deliver Exchanged Notes:

You must post, no later than 9:00 a.m, New York City time, a withdrawal request for the Exchange Notes through the DTC via DWAC. It is important that this instruction be submitted and the DWAC posted on [_], 2022.

To receive Exchange Consideration:

To Receive Shares: You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the Shares to be issued upon exchange to post on [__], 2022 no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the Shares deliverable in respect of the Exchanged Notes. It is important that this instruction be submitted and the DWAC posted on [___], 2022.

The DTC Participant number of American Stock Transfer & Trust Company, the Transfer Agent and Registrar for the Common Stock, is: [____].

To Receive Cash Consideration: You must provide valid wire instructions to the Company. You will then receive the Cash Consideration from the Company on the Closing Date.

You must comply with both procedures described above in order to complete the Exchange and to receive the Cash Consideration and the Shares in respect of the Exchanged Notes.

Closing: [_], 2022, after the Company receives your delivery instructions as set forth above and a withdrawal request in respect of the Exchanged Notes has been posted as specified above, and subject to the satisfaction of the conditions to Closing as set forth in your Agreement, the Company will deliver the Exchange Consideration in respect of the Exchanged Notes in accordance with the delivery instructions above.